September 27, 2005


Mr. Daniel Baker
President and CEO
Nonvolatile Electronics, Inc.
11409 Valley View Road
Eden Prairie, MN  55344

Re:   Transfer of Ownership
      Bryant Lake Corporate Center
      11405, 11409, 11411, 11413, 11415 Valley View Road, Eden Prairie, MN


Dear Mr. Baker:

Glenborough Properties, L.P. has sold Bryant Lake Corporate Center effective September 27, 2005 to Carlson Real Estate Company, Inc. You should be receiving a letter from the new owner notifying you of the purchase. All future mailings and correspondence should go to Carlson Real Estate Company, Inc. Any monetary obligations relating to the period prior to September 27, 2005 should be sent to our office. Payments for monetary obligations relating to the period after September 27, 2005 should be sent to Carlson Real Estate Company, Inc.

Sincerely,
Glenborough Properties, L.P.


/s/ Peter J. Chartz
Peter J. Chartz
Vice President


Cc:   Attention: Wayne Teig, Sr. Director
      Carlson Real Estate Company, Inc.
      301 Carlson Parkway, Suite 100
      Minnetonka, MN  55305